AMENDMENT #3
                                       to
                                CREDIT AGREEMENT


                  THIS AMENDMENT #3 TO CREDIT AGREEMENT (this "Amendment") dated as of January 19, 1999, between V BAND CORPORATION (the "Borrower") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank").


                                    RECITALS
                                    --------

                  A. The Borrower and the Bank are parties to the Credit Agreement dated as of May 28, 1997, as amended by Amendment and Waiver dated as of February 10, 1998 and Amendment and Waiver dated as of June 4, 1998 (as the same may have been, is hereby or may hereafter be further amended, the "Credit Agreement"), pursuant to which the Bank agreed to extend credit to the Borrower in the form of revolving loans and letters of credit upon the terms and subject to the conditions set forth in the Credit Agreement.

                  B. The Borrower has requested that the Bank permit it to borrow under the Credit Agreement overadvances of up to $153,000 in the aggregate and allow such overadvances to remain outstanding until January 29, 1999, in consideration of, inter alia, the agreement of the Borrower to comply with the requirements imposed hereby.

                  C. The Bank is willing to permit such overadvances, subject to the terms and conditions set forth below.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2.       Amendment to Credit Agreement.

                           (a)      The   definition  of  the  term   "Permitted
Overadvance  Amount" set forth  within the  definition  of  "Borrowing  Base" in
Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended to read as follows:

                           "Permitted Overadvance Amount" means (x) during the period commencing on January 19, 1999 and ending on January 29, 1999, One Hundred Fifty-Three Thousand Dollars ($153,000), and (y) thereafter, $0.00.

                           (b)      All  references  in the Credit  Agreement to
"this Agreement" or such words as "hereof", "herein", or "hereunder" shall be deemed to be references to the "Credit Agreement," as defined in this Amendment.

                  3. Reaffirmation of Obligations. The Borrower hereby acknowledges and confirms to the Bank (a) that the amendments and modifications to the Credit Agreement made pursuant to this Amendment shall not affect or impair in any way the validity, binding effect or enforceability of any Loan Document to which the Borrower is a party or of any liens or security interests granted to the Bank thereunder, or the Borrower's obligations or the Bank's rights and remedies thereunder, and (b) that the Loan Documents to which the Borrower is a party, any liens and security interests granted to the Bank thereunder, and the Borrower's obligations and the Bank's rights and remedies thereunder shall continue in full force and effect, notwithstanding such amendments and modifications.

                  4. Effectiveness. The provisions of this Amendment to the contrary notwithstanding, the foregoing amendment shall be effective only through the earliest of (a) noncompliance by the Borrower with any of the limitations or requirements contained herein, or (b) the occurrence of an Event of Default under the Credit Agreement.

                  5. Amendment Fee. As consideration for the amendment to the Credit Agreement provided herein, the Borrower shall pay to the Bank upon the execution hereof a fee in the amount of $500 (the "Amendment Fee"), which fee is nonrefundable and is deemed earned by the Bank when paid.

                  6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that (a) it has full power and authority to execute and deliver this Amendment, (b) this Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, (c) the Borrower's execution and delivery of this Amendment, and its performance of this Amendment and of

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
the Credit Agreement, have been duly authorized by all requisite action of the Borrower and do not require the approval of its shareholders, (d) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate the Borrower's Certificate of Incorporation or By-Laws or any law or regulation applicable to the Borrower, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected, (iii) violate any order of any court, tribunal or governmental agency binding upon the Borrower or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Borrower, or (v) require any license, consent or approval of any governmental agency or regulatory authority or any other third party.

                  7. Conditions Precedent. This Amendment shall be deemed effective as of January 19, 1999, upon satisfaction or waiver of each of the following conditions precedent:


                  (a) the Borrower and the Bank shall have executed and delivered counterpart originals or facsimiles hereof;

                  (b) the Consent attached hereto as Exhibit A shall have been duly executed by all of the Borrower's Domestic Subsidiaries and delivered to the Bank;

                  (c) the Bank shall have received payment in full of the Amendment Fee; and

                  (d)      all   legal,   documentary   and  other   matters  in
connection with this Amendment and the transactions contemplated hereby shall be satisfactory to the Bank and its counsel.


                  8. Default. Any default by the Borrower in the observance or performance of any term, condition, covenant, representation or warranty set forth in this Amendment shall constitute an Event of Default under the Credit Agreement.

                  9.       Miscellaneous.

                  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

                  (b) Except as expressly amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents, and all rights of the Bank and obligations of the Borrower thereunder and under all related documents, shall remain in full force and effect. Without limiting the generality of the foregoing, nothing herein contained shall be deemed to increase
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
the Commitment.

                  (c) The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of outside counsel to the Bank) incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment and all related documents, whether or not the transactions contemplated hereby are consummated.

                  (d) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

                  (e) This Amendment constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and any prior oral agreements or understandings are merged herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


                                        V BAND CORPORATION


                                        By:___________________________
                                        Name:
                                        Title:


                                        NATIONAL BANK OF CANADA, NEW YORK BRANCH


                                        By:___________________________
                                        Name:
                                        Title:


                                        By:___________________________
                                        Name:
                                        Title:

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
                                    Exhibit A
                                    ---------

                              CONSENT OF GUARANTORS

         Each of the undersigned consents and agrees to the execution and delivery by the Borrower of the Amendment #3 to Credit Agreement dated as of January 19, 1999 (the "Amendment") between V Band Corporation and National Bank of Canada, New York Branch (the "Bank") and to all of the transactions contemplated by the Amendment. Each of the undersigned acknowledge and agree that each of the documents which they have executed in connection with the Credit Agreement are ratified, confirmed and reaffirmed, including, without limitation, their respective Subsidiary Guarantee, and any other Loan Documents to which they are party and that such documents are in full force and effect in accordance with their terms and there are no defenses, counterclaims or rights of set-off as to any of their respective obligations thereunder. Each of the undersigned further acknowledges and agrees that the Amendment is supported by good and valuable consideration by the Bank including, without limitation, the Bank's agreement to execute the Amendment.

                                                  LICOM Incorporated


                                                  By:___________________________
                                                     Name:
                                                     Title:


                                                  V Band NE, Inc.


                                                  By:___________________________
                                                     Name:
                                                     Title:


                                                  V Band Services, Inc.


                                                  By:___________________________
                                                     Name:
                                                     Title:
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